UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

Akcea Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38137	47-2608175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road 9th Floor Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-0202

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AKCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Barbara Yanni to the Board

On December 16, 2019, Akcea Therapeutics, Inc. (the “Company”) announced the appointment of Barbara Yanni as a member of the Company’s Board of Directors, effective December 13, 2019. Ms. Yanni was also appointed as a member of the Affiliate Transactions Committee and the Audit Committee of the Company’s Board of Directors, effective December 13, 2019.

Ms. Yanni was Vice President and Chief Licensing Officer at Merck & Co. from November 2001 until her retirement in March 2014. Prior to this, Ms. Yanni served in various roles at Merck including in corporate development, financial evaluation, and tax. Ms. Yanni serves on the boards of two publicly traded biotechnology companies, Trevena, Inc. and Vaccinex Inc., and also serves on the board of a privately held biopharmaceutical company, Symic Bio, Inc. Ms. Yanni earned a J.D. from Stanford Law School and an A.B. from Wellesley College. She also holds a Masters of Law in Taxation from New York University.

Ms. Yanni will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s definitive information statement on Schedule 14C filed with the Securities and Exchange Commission on April 29, 2019.

In addition, Ms. Yanni will enter into the Company’s standard form of indemnity agreement, the form of which has been filed as Exhibit 10.1 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on April 10, 2017.

There are no arrangements or understandings between Ms. Yanni and any other persons pursuant to which Ms. Yanni was appointed as a director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AKCEA THERAPEUTICS, INC.

Date: December 16, 2019	By:	/s/ Damien McDevitt
Damien McDevitt
Interim Chief Executive Officer